TCW Funds, Inc.

Supplement dated June 14, 2023 to the

Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

dated March 1, 2023, as supplemented

For current and prospective investors in the TCW Total Return Bond Fund (the “Fund”):

Effective June 30, 2023, Harrison Choi, one of the portfolio managers for the Fund, will leave his position with the Advisor. Therefore, effective the same date, all references to Mr. Choi in the Prospectus and SAI are removed in their entirety.

Therefore, effective June 30, 2023, the disclosure under the heading “TCW Total Return Bond Fund — Portfolio Managers” on page 60 of the Prospectus is deleted in its entirety and replaced with the following to show the continuing portfolio managers:

Name	Experience with the Fund	Primary Title with Investment Advisor
Elizabeth Crawford	2 years (Since September 2020)	Managing Director
Mitch Flack	13 years	Managing Director
Laird R. Landmann	1 year (Since December 2021)	Group Managing Director
Bryan Whalen, CFA	1 year (Since December 2021)	Group Managing Director

In addition, effective June 30, 2023, the disclosure relating to the Fund under the heading “Management of the Funds – Portfolio Managers” on page 112 of the Prospectus is deleted in its entirety and replaced with the following to show the continuing portfolio managers:

TCW Total Return Bond Fund

Elizabeth Crawford	Managing Director, the Advisor and Metropolitan West Asset Management, LLC.
Mitch Flack	Managing Director, the Advisor and Metropolitan West Asset Management, LLC.
Laird R. Landmann	See above.
Bryan Whalen, CFA	See above.

Please retain this Supplement with your Prospectus for future reference.